Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Basis of Presentation	Basis of Presentation—The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and the rules and regulations of the Securities and Exchange Commission (“SEC”). The consolidated financial statements include the accounts of Katapult Holdings, Inc. and its wholly owned subsidiaries. In the opinion of management, all adjustments, of a normal recurring nature, considered necessary for a fair presentation have been included in these consolidated financial statements.
All intercompany balances and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the reported results of operations.

Risks and Uncertainties	Risks and Uncertainties—The Company is subject to a number of risks including, but not limited to, the need for successful development of our growth strategies, the need for additional capital (or financing) to fund operating losses, competition from substitute products and services from larger companies, protection of proprietary technology, patent litigation, dependence on key individuals, and risks associated with changes in information technology. Refer to Item 1A - Risk Factors.
Use of Estimates	Use of Estimates—The preparation of the consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expense during the reporting period. The most significant estimates relate to the allowance for doubtful accounts, the selection of useful lives of property and equipment, the selection of useful lives for property held for lease and the related depreciation method, intangible assets and associated useful lives, determination of fair value of stock option grants, the fair value of the common stock warrants, and the valuation allowance associated with deferred tax assets. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. These estimates are based on information available as of the date of the consolidated financial statements; therefore, actual results could differ from those estimates.
Segment Information	Segment Information—Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision maker is the chief executive officer. The Company has one business activity and there are no segment managers who are held accountable for operations, operating results and plans for levels or components below the consolidated unit level. Accordingly, the Company has one operating segment, and therefore, one reportable segment.
Cash	Cash— As of December 31, 2021 and 2020, cash consists primarily of checking and savings deposits. The Company does not hold any cash equivalents, which would consist of highly liquid investments with original maturities of three months or less at the time of purchase.
Restricted Cash	Restricted Cash—The Company classifies all cash whose use is limited by contractual provisions as restricted cash. Restricted cash as of December 31, 2021 and 2020 consists primarily of cash advanced from the lines of credit in Katapult SPV-1 LLC, which were established pursuant to various agreements for the purpose of funding and servicing originated leases. All of the Company’s restricted cash is classified as current due to its short-term nature.
Accounts Receivable, Net of Allowance for Doubtful Accounts	Accounts Receivable, Net of Allowance for Doubtful Accounts—Accounts receivable are recorded net of allowances for doubtful accounts. Accounts receivable consist primarily of lease receivables due from customers incurred during the normal course of business for lease payments earned but not yet received from the customer. On a periodic basis, management evaluates its accounts receivable and determines whether to provide an allowance for doubtful accounts or if any accounts should be written off based on past history of write-offs, collections, and current credit conditions. The Company maintains an allowance for doubtful accounts to provide for uncollected amounts based on historical collection experience and an analysis of the aging of receivables per the following categories: 1-30 days, 31-60 days, 61-90 days. This analysis results in the determination of loss rate percentages that are applied to outstanding receivables in each of these categories as of period end. The Company writes off accounts receivables that are over 90 days contractually past due. Bad debt expense is classified in operating expenses within the consolidated statements of operations and comprehensive income (loss). The Company does not require any security or collateral to support its receivables.
Property Held for Lease, Net of Accumulated Depreciation and Impairment
Property Held for Lease, Net of Accumulated Depreciation and Impairment—Property held for lease consists of furniture, consumer electronics, appliances, and other durable goods offered for lease-purchase in the normal course of business. Such property is provided to consumers pursuant to a lease-purchase agreement with a minimum term; typically one week, two weeks, or one month. The renewal periods of the initial lease term of the agreement are typically 10, 12 or 18 months. Consumers may terminate a lease agreement at any time without penalty. The average consumer continues to lease the property for 7 months because the consumer either exercises the buyout (early purchase) options or terminates the lease purchase agreement prior to the end of the 10, 12 or 18 month renewal periods. As a result, property held for lease is classified as a current asset on the consolidated balance sheets.
Property held for lease is carried at net book value. Depreciation for property held for lease is determined using the income forecasting method and is included within cost of revenue. Under the income forecasting method, property held for lease is depreciated in the proportion of rents received to total expected rents received based on historical data, which is an activity-based method similar to the units of production method. The Company provides for impairment for the undepreciated balance of the property held for lease assuming no salvage value with a corresponding charge to cost of revenue. Impairment expense includes expense related to property identified as impaired based on historical data, including default trends, such that the recorded amount closely approximates actual impairment expense incurred during the period. The Company derecognizes the undepreciated net book value of property buyouts as buyouts occur with a corresponding charge to cost of revenue. The Company periodically evaluates fully depreciated property held for lease, net. When it is determined there is no future economic benefit, the cost of the assets are written off and the related accumulated depreciation reversed.

Property and Equipment, Net
Property and Equipment, Net—Property and equipment other than property held for lease are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method and are recorded in general and administrative expense over the estimated useful lives of the assets. The estimated useful lives of property and equipment are described below:

Property and Equipment	Useful Life
Computer, office and other equipment	5 years
Computer software	3 years
Furniture and fixtures	7 years
Leasehold improvements	Shorter of estimated useful life or remaining lease term

Capitalized Software	Capitalized Software—Starting January 1, 2020 the Company began capitalizing certain development costs incurred in connection with its internal use software. Costs incurred in the preliminary stages of development are expensed as incurred. Capitalization of costs begins when the preliminary project stage is completed, and it is probable that the project will be completed and used for its intended function. Once an application has reached the development stage, internal and external costs, if direct and incremental, are capitalized until the software is substantially complete and ready for its intended use. Capitalization ceases upon completion of all substantial testing. The Company also capitalizes costs related to specific upgrades and enhancements when it is probable the expenditures will result in additional features and functionality. Maintenance costs are expensed as incurred. Internal use software is amortized on a straight-line basis over its estimated useful life, generally three years. Capitalized software cost is included within the Capitalized software and intangible assets, net line item of the consolidated balance sheets. Amortization of capitalized software is included in general and administrative on the consolidated statements of operations and comprehensive income (loss).
Debt Issuance Costs	Debt Issuance Costs—Costs incurred in connection with the issuance of the Company’s line of credit and long-term debt have been recorded as a direct reduction against the debt and amortized over the life of the associated debt as a component of interest expense. The amortization of the long-term debt issuance costs utilizes the effective interest method, and the amortization of the line of credit debt issuance costs utilizes the straight-line method, which is not materially different compared to the effective interest method.
Impairment of Long-Lived Assets	Impairment of Long-Lived Assets—The Company assesses long-lived assets for impairment in accordance with the provisions of ASC 360, Property, Plant and Equipment. Long-lived assets, such as intangible assets and property and equipment, are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and its estimated fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.
Rental Revenue	Rental Revenue—Property held for lease is leased to customers pursuant to lease purchase agreements with an initial term: typically one week, two weeks, or one month, with non-refundable lease payments. Generally, the customer has the right to acquire title either through a 90-day promotional pricing option, an early purchase option (buyout) available prior to completion of the full agreement, or by completing all lease renewal payments, generally 10 to 18 months. On any current lease, customers have the option to terminate the agreement at any time without penalty in accordance with lease terms. Accordingly, lease purchase agreements are accounted for as operating leases with lease revenues recognized in the month they are earned. Amounts received from customers who elect early purchase options (buyouts) are included in rental revenue. Lease payments received prior to their due dates are deferred and recorded as unearned revenue and are recognized as rental revenue in the month in which the revenue is earned. Rental revenue also includes agreed-upon charges assessed to customer lease applications. Payments are received upon submission of the applications and execution of the lease purchase agreements. Services are considered to be rendered and revenue earned over the initial lease term. The Company also may assess fees for missed or late payments, which are recognized as revenue in the billing period in which they are assessed if collectability is reasonably assured. Revenues from leases are reported net of sales taxes.
Other Revenue	Other Revenue—Other revenue consists of sub-lease revenue, revenue from merchant partnerships, and infrequent sales of property formerly on lease when customers terminate a lease and elect to return the property to the Company rather than the Company’s retail partners.
Service Fees	Service Fees—Cognical SPV-4 LLC executes leases in association with a third-party retailer and then services these leases for a contractually determined fee. Service fees are earned based upon application and origination volume, as well as rendering collection services over the life of the lease. These fees are accrued for in the month the services are rendered and are included in service fees if collectability is reasonably assured. This revenue is recognized at a point in time, which is the date the service is performed. Cost of acquisition is 1.5% of the leased good, payable to a third party, and is recorded in general and administrative expense.
Stock-Based Compensation
Stock-Based Compensation—The Company measures and records compensation expense related to stock-based awards based on the fair value of those awards as determined on the date of the grant. The Company recognizes stock-based compensation expense over the requisite service period of the individual grant, generally equal to the vesting period and uses the straight-line method to recognize stock-based compensation. The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model to determine the estimated fair value of stock option awards. The Black-Scholes option-pricing model requires estimates of highly subjective assumptions, which affect the fair value of each stock option. Forfeitures are accounted for as they are incurred.
The Company calculates the fair value of stock options granted to employees by using the following assumptions:
Expected Volatility—The Company estimates volatility for stock option grants by evaluating the average historical volatility of a peer group of companies for the period immediately preceding the stock option grant for a term that is approximately equal to the stock options’ expected term.
Expected Term—The expected term of the Company’s stock options represents the period that the stock-based awards are expected to be outstanding. The Company has elected to use the midpoint of the stock options vesting term and contractual expiration period to compute the expected term, as the Company does not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior.
Risk-Free Interest Rate—The risk-free interest rate is based on the implied yield currently available on US Treasury zero-coupon issues with a term that is equal to the stock options’ expected term at the grant date.
Dividend Yield—The Company has not declared or paid dividends to date and does not anticipate declaring dividends.
Income Taxes
Income Taxes—The Company accounts for income taxes under the asset and liability method pursuant to ASC 740, Income Taxes. Under this method, the Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.
The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If the Company determines that the Company would be able to realize deferred tax assets in the future in excess of their net recorded amount, the Company would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.
The Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.
The Company recognizes interest and penalties related to unrecognized tax benefits in the income tax expense line in the accompanying consolidated statement of operations and comprehensive income. As of December 31, 2021 and 2020, no accrued interest or penalties are included on the related tax liability line in the consolidated balance sheets.

Net Income (Loss) Per Share	Net Income (Loss) Per Share–The Company calculates basic and diluted net income (loss) per share attributable to common stockholders using the two-class method required for companies with participating securities. Under the two-class method, basic net income (loss) per share available to stockholders is calculated by dividing the net income (loss) available to stockholders by the weighted-average number of shares of common stock outstanding during the period. Diluted net income per share available to stockholders is computed by giving effect to all potentially dilutive common stock equivalents outstanding for the period. In periods in which the Company reports a net loss available to stockholders, diluted net loss per share available to stockholders would be the same as basic net loss per share available to stockholders, since dilutive common shares are not assumed to have been issued if their effect is anti-dilutive. The Company reported net losses available to common shareholders for the fiscal year ended December 31, 2019.
Fair Value Measurements
Fair Value Measurements- Fair value accounting is applied for all assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually). Fair value is defined as the exchange price that would be received for an asset or an exit price that would be paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company follows the established framework for measuring fair value.
Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The authoritative guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
Level 1—Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
Level 2—Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3—Inputs are unobservable inputs for the asset or liability.
The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest-level input that is significant to the fair value measurement in its entirety.
The Company’s financial instruments consist of accounts receivable, accounts payable, accrued expenses, warrant liability, revolving line of credit, and long-term debt. Accounts receivable, accounts payable and accrued expenses are stated at their carrying value, which approximates fair value due to the short time to the expected receipt or payment date. The consolidated financial statements also include fair value level 3 measurements of additional paid-in capital for stock warrants. The Company uses a third-party valuation firm to determine the fair value of certain of the Company's financial instruments. Refer to Note 10 for further discussion of stock warrants and Note 16 for discussion of fair value measurements.

Concentrations of Credit Risk	Concentrations of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The Company’s cash balances exceed those that are federally insured. To date, the Company has not recognized any losses caused by uninsured balances.Significant customers are those which represent more than 10% of the Company’s total revenue or gross accounts receivable balance at each balance sheet date.
Recently Adopted Accounting Pronouncements; Recent Accounting Pronouncements Not Yet Adopted
Recently Adopted Accounting Pronouncements—In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), as amended (“ASU 2014-09”). ASU 2014-09 establishes principles for recognizing revenue upon the transfer of promised goods or services to customers in an amount that reflects the expected consideration received in exchange for those goods or services. ASU 2014-09 requires entities to recognize revenue when control of the promised goods or services is transferred to customers at an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. The Company adopted the new standard on January 1, 2020. The adoption of ASU 2014-09 did not have a material impact on the consolidated financial statements as the majority of the Company’s revenue generating activities are leasing arrangements, which are outside the scope of this guidance.
In August 2018, the FASB issued ASU No. 2018-13, Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which eliminates, adds and modifies certain fair value measurement disclosure requirements of Accounting Standards Codification 820, Fair Value Measurement. On January 1, 2020, the Company adopted ASU 2018-13, which did not impact the consolidated financial statements and related disclosures.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. This ASU provides temporary optional expedients and exceptions to the U.S. GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens related to the expected market transition from the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates to alternative reference rates. This ASU is effective for all entities beginning as of its date of effectiveness, March 12, 2020. This ASU did not have a material impact on our consolidated financial statements.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740) - Simplifying the Accounting for Income Taxes, which simplifies the accounting for income taxes by removing certain exceptions to the general principles of ASC 740, Income Taxes. The amendments also improve consistent application of and simplify U.S. GAAP for other areas of ASC 740 by clarifying and amending existing guidance. ASU 2019-12 is effective for fiscal years beginning after December 15, 2020 and early adoption is permitted. Depending on the amendment, adoption may be applied on a retrospective, modified retrospective, or prospective basis. The Company adopted this standard on January 1, 2021, and the adoption did not have a material impact on the consolidated financial statements and related disclosures.
Recent Accounting Pronouncements Not Yet Adopted— In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), as amended (“ASU 2016-02”). Under ASU 2016-02, adoption requires the use of a modified retrospective transition method to measure leases at the beginning of the earliest period presented in the consolidated financial statements. In July 2018, the FASB issued ASU 2018-11 Leases, allowing companies to apply a transition method for adoption of the new standard as of the adoption date, with recognition of any cumulative-effects as adjustments to the opening balance of retained earnings in the period of adoption. We will elect the transition method under ASU 2018-11 upon adoption of the new standard. The Company's lease-to-own agreements which comprise the majority of our annual revenue will fall within the scope of ASU 2016-02 under lessor accounting. As a result, the Company will recognize revenue from customers when the revenue is earned and cash is collected. Upon adoption, the Company will no longer record accounts receivable arising from lease receivables due from customers incurred during the normal course of business for lease payments earned but not yet received from the customer or any corresponding allowance for doubtful accounts.
Under ASU 2016-02 lessees will be required to recognize a lease liability, which is a lessee’s obligation to make lease payments arising from a lease measured on a discounted basis, and a right-to-use asset, which is an asset that represents the lessee’s right to control the use of an identified asset for the lease term, at the commencement date for all leases with a term greater than one year. As a lessee, the Company will recognize a right-of-use asset and lease liability for these operating lease contracts within the consolidated balance sheet. The Company expects to record approximately $1.2 million for lease liabilities and approximately $1.2 million for right-of-use ("ROU") assets. The Company also expects to be affected by the requirement under the new standard to determine whether impairment indicators exist for the right-of-use asset at the asset or asset group level. If impairment indicators exist, a recoverability test is performed to determine whether an impairment loss exists. In accordance with the transition guidance for the new standard the Company is required to determine if an impairment loss exists immediately prior to the date of adoption. The Company does not believe any impairment indicators exist as it relates to our operating leases. In June 2020, the FASB issued ASU 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842) – Effective Dates for Certain Entities (“ASU 2020-05”), which defers the effective date of ASU 2016-02 for private entities to fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Company adopted the new standard on January 1, 2022, in accordance with adoption dates provided by FASB applicable to us under our emerging growth company status.